=====================================================
                                SEC File Nos. 2-97999
                                             811-4309
=====================================================
          SECURITIES AND EXCHANGE COMMISSION
               WASHINGTON, D.C. 20549

                      FORM N-1A
               REGISTRATION STATEMENT
                       UNDER
              THE SECURITIES ACT OF 1933
           POST-EFFECTIVE AMENDMENT NO. 24
               REGISTRATION STATEMENT
                       UNDER
          THE INVESTMENT COMPANY ACT OF 1940
                  AMENDMENT NO. 20

          THE GROWTH FUND OF WASHINGTON, INC.
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                1101 VERMONT AVENUE, N.W.
                 WASHINGTON, D.C. 20005
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                    (202) 842-5665

                    HARRY J. LISTER
         WASHINGTON MANAGEMENT CORPORATION
              1101 VERMONT AVENUE, N.W.
               WASHINGTON, D.C. 20005
         (NAME AND ADDRESS OF AGENT FOR SERVICE)

                       COPIES TO:
                    ALLAN S. MOSTOFF
                 DECHERT PRICE & RHOADS
                   1500 K STREET, N.W.
                  WASHINGTON, D.C. 20005
              (COUNSEL FOR THE REGISTRANT)

    THE REGISTRANT FILED ITS 24F-2 NOTICE FOR FISCAL 1998 ON MARCH 3, 1999.
         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
/X/ IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON MAY 1, 1999, PURSUANT TO PARAGRAPH (B) OF RULE 485.
                ===============================================

PROSPECTUS MAY 1, 1999

The Growth Fund
of Washington


The Securities and Exchange Commission has neither approved nor disapproved securities of this Fund or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



PSGFW-1-599

[CHASE LOGO]

 INFORMATION ABOUT THE FUND                         1

 THE FUND'S OBJECTIVE AND PRINCIPAL INVESTMENT
 STRATEGY                                           1
 PRINICPAL RISKS OF INVESTING IN THE FUND           3
 FEES AND EXPENSES                                  5
 FUND MANAGEMENT                                    6

 HOW YOUR ACCOUNT WORKS                             8

 SALES CHARGES                                      8
 BUYING FUND SHARES                                 9
 SELLING FUND SHARES                               10
 EXCHANGING FUND SHARES                            11
 OTHER INFORMATION CONCERNING THE FUND             12
 DISTRIBUTIONS AND TAXES                           12

 SHAREHOLDER SERVICES                              14

 FINANCIAL HIGHLIGHTS OF THE FUND                  15

 HOW TO REACH US                           Back cover

THE GROWTH FUND OF WASHINGTON


The Fund's
objective

The Fund seeks to
provide you with
long-term growth of
capital by investing
primarily in securities
of companies
headquartered or
having a major place
of business in
Washington, D.C.,
Maryland or Virginia.


The Fund's principal investment
strategy

The Fund will invest at least 65% of its total assets in common stocks or secu-rities convertible into common stock of companies headquartered or having a major place of business, i.e. deriving at least 40% of their gross revenues from activities, in Washington, D.C., Maryland or Virginia. The Fund may invest up to 35% of its total assets in common stocks or securities convertible into common stock of other companies that are headquartered elsewhere in the United States or do not meet the 40% gross revenue test and in high quality short term securities and repurchase agreements.

It is anticipated that the assets of the Fund will be invested in securities which, in the opinion of the Investment Adviser, offer potential for long-term growth of capital. The Fund may invest in the entire range of Washington area companies and there is no limit as to the size of such companies or where their securities are traded.

The Fund's Investment Adviser looks for stocks with one or more of the following characteristics: those that are undervalued with respect to their earnings or cash flow growth rates, possess financial strength relative to their peers, operate in a market niche, have demonstrated superior performance over several business cycles and/or have a seasoned management team. Meeting with management first hand is a crucial part

THE GROWTH FUND OF WASHINGTON


of the Investment Adviser's methodology. Sell decisions will be impacted by liquidity needs of the Fund, a major change in a stock's characteristics, and/or the presence of alternative investments with more attractive characteristics. These strategies are supported by other measurements that take into account the macro and micro economic environment of the business, as well as the intrinsic value of these concerns.

The Investment Adviser seeks to diversify across a number of sectors. However, it may change sector weighting in response to market developments. Additionally, certain industries in the Washington area, such as financial services and banking, represent a significant portion of the region's economy and may tend to appear in larger amounts in the Fund's portfolio.

The Fund may change any of these investment policies, but not its objective, without shareholder approval. In addition to the principal investment strategies described above, the Fund has investment practices and policies described in the Statement of Additional Information. [Chase Logo]

Principal risks of investing in the Fund

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund.

The prices of equity securities held by the Fund may decline in response to certain events, including those directly involving issuers of those securities, adverse conditions affecting the general economy or overall market declines. In addition, the growth-oriented, equity securities generally purchased by the Fund may involve large price swings and potential for loss.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of underlying common or preferred stock fluctuates. The Fund will only invest in convertible securities rated in the top four quality categories by Moody's Investors Service, Inc., Standard & Poor's Corporation or unrated but determined to be of equivalent quality by Washington Investment Advisers ("Investment Adviser").


The concentration of the Fund's investments in companies in the Washington region involves risk. The economic, geographic and demographic factors which, to the Investment Adviser, make this area a favorable one for long-term investment may become less favorable or reverse themselves at some time in the future.

If the Fund invests a substantial portion of its assets in money market instruments and repurchase agreements, it could reduce the Fund's potential return. [Chase Logo]


An investment in the Fund isn't a bank
deposit and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

THE GROWTH FUND OF WASHINGTON



Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Standard & Poor's 500 Composite Index, a widely recognized benchmark for equity funds.


The calculations assume that all dividends and distributions are reinvested in the Fund. [Chase Logo]


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on shares. If the sales charge were reflected, the performance figures would have been lower.


[Bar Chart Omitted]

1989       1990      1991      1992      1993      1994      1995      1996      1997      1998
------    -------   ------    ------    ------    ------    ------    ------    ------    ------
15.50%    -18.49%   26.37%    17.72%    12,52%    -9.32%    44.25%    14.65%    36.56%    23.22%



---------------------------------------
  BEST QUARTER                  19.74%
---------------------------------------
                     2nd quarter, 1997
---------------------------------------
  WORST QUARTER                -20.02%
---------------------------------------
                     3rd quarter, 1990


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998:


AVERAGE ANNUAL
TOTAL RETURN    THE FUND(1)   S&P 500(2)     CPI(3)
--------------------------------------------------
 ONE YEAR           16.14%      28.52%       1.67%
--------------------------------------------------
 FIVE YEARS         18.92%      24.02%       2.38%
--------------------------------------------------
 TEN YEARS          14.12%      19.16%       3.13%
--------------------------------------------------

(1)These fund results were calculated according to a formula which requires that the maximum sales charge be deducted. Results would be higher if they were calculated at net asset value.
(2)The Standard & Poor's 500 Composite Index represents U.S. stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
(3)The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

THE GROWTH FUND OF WASHINGTON

Fees and expenses


The following describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
as a percentage of offering price                                       5.75%(1)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends                0%
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                       0%
--------------------------------------------------------------------------------
Redemption or exchange fees                                                0%



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management fees                                                         0.72%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(2)                                0.25%
--------------------------------------------------------------------------------
Other expenses                                                           .27%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    1.24%
--------------------------------------------------------------------------------
(1)Sales charges (load) are reduced or eliminated for larger purchases.
(2)12b-1 expenses may not exceed 0.25% of the Fund's average net assets annually.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
One year                                                                $  694
--------------------------------------------------------------------------------
Three years                                                             $  946
--------------------------------------------------------------------------------
Five years                                                              $1,217
--------------------------------------------------------------------------------
Ten years                                                               $1,989

FUND MANAGEMENT



The business manager

   Washington Management Corporation (the "Business Manager") provides the services necessary to carry on the Fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and oversight of each of the Fund's contractual service providers including custodian operations, shareholder services and Fund share distribution functions. The Business Manager, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005. The Business Manager provides business management and administrative services to three other mutual funds with combined assets of more than $50 billion. The Business Manager's compensation for the year ended December 31, 1998 equaled .343% of average daily net assets of the Fund. [Chase Logo]

The investment adviser

Washington Investment Advisers, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly owned subsidiary of JLG. The Investment Adviser provides the Fund with investment advice and general portfolio management services. The Investment Adviser maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005. Washington Investment Advisers, or its predecessor,


THE YEAR 2000
The Fund, like any business,
could be affected if the
computer systems on which
it relies fails to properly
process information begin-
ning on January 1, 2000.
The Fund's service providers
are updating their own sys-
tems and encouraging sec-
ondary service providers to
do the same, but there's no
guarantee these systems
will work properly.

has provided advisory services to the Fund since its inception in 1985. The Investment Adviser's compensation for the year ended December 31, 1998 equaled
 .375% of average daily net assets of the Fund. [Chase Logo]


The portfolio manager

Prabha S. Carpenter, Senior Vice President, The Growth Fund of Washington; Vice President, Washington Investment Advisers, Inc., is responsible for asset allocation and investment strategy for the Fund. Mrs. Carpenter, a chartered financial analyst, has been portfolio counselor to the Fund for 12 years and has 20 years of total investment advisory experience. [Chase Logo]

HOW YOUR ACCOUNT WORKS



Sales Charges

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors.




                          TOTAL SALES CHARGE

                      AS % OF THE
                      OFFERING      AS % OF
AMOUNT OF             PRICE         NET AMOUNT
INVESTMENT            PER SHARE     INVESTED
----------------------------------------------
LESS THAN
$100,000              5.75%         6.10%
----------------------------------------------
$100,000
BUT UNDER
$250,000              3.75%         3.90%
----------------------------------------------
$250,000
BUT UNDER
$500,000              2.50%         2.56%
----------------------------------------------
$500,000
BUT UNDER
$1 MILLION            2.00%         2.04%
----------------------------------------------



There is no sales charge for investments of $1 million or more.

Vista Fund Distributors Inc. (VFD) is the distributor for the Fund. It's a subsidiary of BISYS Group, Inc. The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution and service fees of up to 0.25% of the average daily net assets. Payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. [Chase Logo]


Buying Fund shares

You can buy shares three ways:


Through your investment representative

Tell your representative you want to buy shares of the Fund and he or she will contact us.


Through the Chase Vista Funds Service Center
Call 1-800-34-VISTA

Or

Complete the enclosed application form and mail it along with a check for the amount you want to invest to:

Chase Vista Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392


Through a Systematic Investment Plan

You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.


The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the Chase Vista Funds Service Center accepts your instructions, and includes a sales charge as explained above. The Fund calculates its NAV once each day the New York Stock Exchange is open, at the close of regular trading. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable.


The Chase Vista Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. If the Chase Vista Funds Service Center receives your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.



The Fund and Vista Funds Distributors reserves the right to reject any purchase order for any reason.

HOW YOUR ACCOUNT WORKS


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

----------------------------------------------
 THE CHASE VISTA FUNDS SERVICE CENTER
----------------------------------------------
 1-800-34-VISTA
----------------------------------------------

MINIMUM INVESTMENTS

                    INITIAL        ADDITIONAL
TYPE OF ACCOUNT     INVESTMENT     INVESTMENTS
----------------------------------------------
  REGULAR
  ACCOUNT           $ 2,500        $ 100
----------------------------------------------
  SYSTEMATIC
  INVESTMENT
  PLAN              $ 1,000        $ 100
----------------------------------------------
  IRAS              $ 1,000        $ 100
----------------------------------------------
  SEP-IRAS          $ 1,000        $ 100
----------------------------------------------
  EDUCATION
----------------------------------------------
  IRAS              $   500        $ 100
----------------------------------------------


Make your check out to Chase Vista Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. We may delay payment on shares sold until your check has cleared, which could take up to 15 calendar days from the date of purchase. If you buy through an Automated Clearing House, payment could take seven business days from the date of purchase.

Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the Chase Vista Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Fund shares unless you request them.


Selling Fund shares

You can sell your shares three ways:

Through your investment representative
Tell your representative you want to sell the Fund. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.


Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of the Fund by phone, we'll send it by wire only to a bank account listed on our records.


We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:

Chase Vista Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392


Through a Systematic Withdrawal Plan

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day the Chase Vista Funds Service Center is accepting purchase orders. You'll receive the next NAV calcu-lated after the Chase Vista Funds Service Center receives your order and meets applicable requirements listed below.

Under normal circumstances, if the Chase Vista Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day.

You'll need to have signatures guaranteed for all registered owners or their legal representative if:

o you want to sell shares with a net asset value of $100,000 or more

o you want your payment sent to an address other than the one we have in our records.

  We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Chase Vista Funds Service Center for more details.

  If the Directors of the Fund determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors would incur brokerage charges on the sale of portfolio securities so received.

Exchanging Fund shares

You can exchange your shares for A-Class shares of certain other Chase Vista Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares three ways:


Through your investment representative

Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.



Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA to ask for details.


Through a Systematic Exchange Plan

You can automatically exchange money from one Chase Vista account to another of the same class. Call the Chase Vista Funds Service Center for details.

Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.


You should not exchange shares as a means of short-term trading as this could increase management cost and

HOW YOUR ACCOUNT WORKS



affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege. [Chase Logo]


Other information
concerning the Fund

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice. [Chase Logo]


Distributions and taxes


The Fund can earn income and it can realize capital gains. The Fund deducts its expenses then pays out these earnings to shareholders as distributions.


The Fund distributes any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

o  reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions in additional shares. The taxation of dividends won't be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution the NAV will be higher on that date because it includes the distribution amount and you will pay tax on the entire amount of the taxable distribution you receive.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.


The above is a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation. [Chase Logo]

SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the Chase Vista Funds Service Center. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one Vista account to another on a regular basis.

EXCHANGE PRIVILEGE

You can exchange money between Chase Vista Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Fund shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. [Chase Logo]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's results for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Johnson Lambert & Co., whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


                                                               For the year ended December 31,
                                             -----------------------------------------------------------------
                                                  1998          1997          1996          1995          1994
                                                  ----          ----          ----          ----          ----
Net Asset Value, Beginning of Year             $ 26.09       $ 20.00       $ 18.19       $ 13.32       $ 15.37
--------------------------------------------------------------------------------------------------------------
 Income from Investment Operations:
  Net Investment Income                           .08           .09           .07           .14            .18
  Net Realized and Unrealized
  Gain (Loss) on Investment                      5.95          7.20          2.60          5.72          (1.61)
                                               -------       -------       -------       -------       -------
  Total from Investment Operations               6.03          7.29          2.67          5.86          (1.43)
                                               -------       -------       -------       -------       -------
Less Distributions:
  Dividends (from Net Investment Income)          (.07)         (.09)         (.07)         (.14)         (.18)
  Distributions (from Capital Gains)             (1.19)        (1.11)         (.79)         (.85)         (.44)
                                               -------       -------       -------       -------       -------
  Total Distributions                            (1.26)        (1.20)         (.86)         (.99)         (.62)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $ 30.86       $ 26.09       $ 20.00       $ 18.19       $ 13.32
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  23.22%        36.56%        14.65%        44.25%        (9.32)%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year
(in thousands)                                 $77,868       $61,649       $48,801       $45,397       $33,715
--------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets                                1.24%         1.25%         1.42%         1.46%         1.50%
--------------------------------------------------------------------------------------------------------------
Ratio of Net Income
to Average Net Assets                              .26%          .35%          .35%          .87%         1.20%
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          11.17%        13.03%        24.20%        25.65%        13.34%
--------------------------------------------------------------------------------------------------------------

(1)Excludes maximum sales charge of 5.75% of the Fund's offering price.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

HOW TO REACH US

More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)


The SAI contains more detailed information about the Fund and its policies.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-34-VISTA or writing to:

Chase Vista Fund Service Center
P.O. Box 419392
Kansas City, MO 64141-6392


If you buy your shares through a financial adviser you should contact the adviser directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.


Public Reference Section of the SEC
Washington, DC 20549-6009.
1-800-SEC-0330


Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-4309.

Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039


                      THE GROWTH FUND OF WASHINGTON, INC.

                                     Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 1999
                          1101 Vermont Avenue, NW
                          Washington, D.C. 20005
                              (202) 842-5665
                              (800)972-9274

The Growth Fund of Washington, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital growth by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. This Statement of Additional Information relating to the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus. The Fund's Annual Report is
incorporated by reference into the SAI.   Copies of the Fund's Prospectus,
Annual Report and Semi-Annual Report are available, without charge, upon request by writing or calling the Secretary of the Fund at the above address. The date of the Prospectus to which this statement relates is May 1, 1999.
                           __________________________
                      Vista Fund Distributors, Inc.
                               Distributor

               	Washington Management Corporation
		    Business Manager

                    Washington Investment Advisers, Inc.
                            Investment Adviser

                       TABLE OF CONTENTS

CAPTION                                                     PAGE



General Information and History                             3

Description of Certain Securities                           3

Additional Investment Restrictions and Policies             4

Management of the Fund                                      6

Directors and Director Compensation                         6

Investment Advisory and Other Services                      7

Execution of Portfolio Transactions and Brokerage Allocation   10

Description of Shares, Voting Rights and Liabilities        11

Purchases, Redemptions and Exchanges                        11

Determination of Net Asset Value                            14

Tax Status                                                  14

Investment Results                                          15

Year 2000                                                   16

Financial Statements                                        16


                        GENERAL INFORMATION AND HISTORY

The Growth Fund of Washington, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital growth by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. The Fund was incorporated under the laws of the State of Maryland on May 24, 1985.

Washington Management Corporation, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), is the Fund's Business Manager. Washington Investment Advisers, Inc., a wholly-owned subsidiary of JLG, is the Fund's Investment Adviser. Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the Distributor of the Fund's shares.

The Investment Adviser believes economic and demographic strengths of the Washington-Maryland-Virginia area benefit both area businesses and their shareholders. In the opinion of the Investment Adviser, one measure of such strengths is the performance of area securities as reflected in the Johnston, Lemon Index (the "Index"), an unmanaged index of the common stocks of 30 Washington area companies, which is published each day in THE WASHINGTON POST. The Fund is not required to invest in stocks in the Index, and may invest a large portion or all of its assets in stocks not in the Index, so the performance of the Fund could be better or worse than the performance of the Index. Past performance of the Index does not predict future performance of the Index or the Fund. Johnston, Lemon & Co. Incorporated ("Johnston, Lemon"), a Washington, D.C. based regional brokerage firm and a member of the New York Stock Exchange, developed the Index. Johnston, Lemon is a wholly-owned subsidiary of JLG.

Washington Investment Advisers, Inc. has adopted a personal investing policy based upon Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the Fund; blackout periods for certain investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

                       DESCRIPTION OF CERTAIN SECURITIES

U.S. Government Securities and Other Short-Term Securities
These securities may include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), federal agency obligations guaranteed as to principal and interest by the U.S. Treasury, and certain securities issued by U.S. Government instrumentalities and certain federal agencies which securities are neither direct obligations of, nor guaranteed by, the Treasury. These latter securities, however, generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. Other short-term securities may also include commercial paper issued by domestic corporations rated at the time of purchase Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or certificates of deposit issued by U.S. Banks having assets in excess of $1 billion.
Commercial Paper

The Fund may invest in commercial paper issued by domestic corporations rated at the time of purchase Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation.
Certficates of Deposit

The Fund may invest in certificates of deposit issued by U.S. banks having assets in excess of $1 billion.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks or broker-dealers meeting creditworthiness standards set and monitored by the Fund's Directors. A repurchase agreement involves the purchase by the Fund of U.S. Government securities or other debt obligations with the condition that, after a stated period of time, the seller will buy back the same securities (the "collateral") at a predetermined price or yield. The collateral will be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder). In the event the original seller defaults on its obligations to repurchase, the Fund will sell the collateral, which action could involve costs or delays. The Fund's rights to the collateral are unclear where the seller is a bank which becomes insolvent. Moreover, the Fund could suffer a loss to the extent proceeds from the sale of the collateral may be less than the repurchase price. Either the Fund or its custodian will have physical custody of the collateral or the Fund will have constructive possession by entry into the Fund's account in the Federal book-entry system. No more than 10% of the Fund's net assets, at the time of investment, may be invested in repurchase agreements not terminable within seven days.

                ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions

The Fund has adopted the following restrictions which, together with its investment objective, are its fundamental policies. These fundamental policies cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, the "Act") of the Fund's outstanding shares. The Act defines "majority" as the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

     The Fund may not:

 (1) borrow money, except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing the lesser of 10% of the Fund's total assets taken at cost or 5% of the market value of the Fund's total assets;

 (2) underwrite any securities issued by other persons, except to the extent that the purchase of portfolio securities and the later disposition thereof may be deemed to be underwriting;

(3) purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein;

 (4) purchase or sell commodities, commodities contracts or oil, gas or other mineral exploration or development programs (although it may invest in companies which own or invest in such interests);

 (5) make loans to other persons, except to the extent that the purchase of debt obligations in accordance with the Fund's investment objectives is considered the making of loans, and except that the Fund may (i) lend its portfolio securities and (ii) enter into repurchase agreements;

 (6) purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

 (7) issue senior securities except as appropriate to evidence indebtedness which it is permitted to incur;

 (8) with respect to 75% of its assets, invest more than 5% of its total assets (taken at market value) in the securities of any one issuer;

 (9) with respect to 75% of its assets, purchase more than 10% of the voting securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). In order to comply with current state rules this restriction shall be applicable to 100% of the Fund's assets, but may be lowered to no less than 75% without shareholder approval if state rules are changed.
The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation, or regulatory policy. The Fund may not:

 (a) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

 (b) purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;

 (c) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of its total assets;

 (d) invest its assets in securities of other open-end investment companies, but may invest up to 5% of its assets in closed-end investment companies, and may (together with other investment companies having the same investment adviser or controlled by the Fund or such other investment companies) purchase or acquire up to 10% of the outstanding voting stock of a closed-end fund, and may acquire securities of other investment companies as part of a merger, consolidation or acquisition of assets;

 (e) purchase warrants of any issuer if, as a result more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of its total assets would be invested in warrants whether or not so listed, such warrants in each case to be valued at market or fair value, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.

 (f) pledge, mortgage or hypothecate its assets except, to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.
For the purposes of subparagraphs (1), (6), (b), (c) and (e) "value" shall mean the value used in determining the Fund's net asset value.
All percentage limitations shall be computed as of the time of making the investment or taking the action to which the limitation refers. Moreover, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, the restricted activity.

MANAGEMENT OF THE FUND
FUND DIRECTORS AND OFFICERS
Directors and Director Compensation
(with their principal occupations during the past five years)#

Name and Address                      Position with   Principal Occupation(s) during   Aggregate Compensation from   Total
Compensation from
                                      Registrant      Past 5 Years#            Registrant during Fiscal Year ended   Registrant and
Fund
                                                                               12/31/98                     Complex/3/

Cyrus A. Ansary                       Director        President, Investment Services   $2,000                       $2,000

1725 K Street, NW Suite 410                           International Co.
Washington, DC  20006
Age: 65

*James H. Lemon, Jr./1,2/             Chairman of the   Chairman and Chief Executive   None                         None

Age: 63                               Board           Officer, The Johnston-Lemon

                                                      Group, Incorporated

*Harry J. Lister/1,2/                 President and   President and Director,   None                         None
Age: 63                               Director        Washington Management
                                                      Corporation

T. Eugene Smith                        Director       President, T. Eugene Smith, Inc.   $2,000                       $2,000

666 Tintagel Lane
McLean, VA 22101
Age: 68

Leonard P. Steuart II                 Director        Vice President, Steuart   $2,000                       $2,000
5454 Wisconsin Avenue                                 Investment Company
Chevy Chase, MD 20815
Age: 64

Margita E. White                      Director        President, Association for   $2,000                       $2,000

1776 Massachusetts Ave., NW                           Maximum Service Television,

Suite 310                                             Inc.
Washington, DC  20036
Age: 61


#Positions within the organizations listed may have changed during the period.

* Address is 1101 Vermont Avenue, NW, Washington, DC  20005

/1/ James H. Lemon, Jr. and Harry J. Lister are affiliated with the Business Manager and, accordingly, receive no remuneration from the Fund.

/2/ Directors who are considered "interested persons" as defined in the Act. The Fund pays all Directors who are not "interested persons" an attendance fee of $400 per meeting and $200 for each committee meeting attended. The total compensation paid by the Fund to such Directors for the fiscal year ended December 31, 1998 was $8,000. All directors who are not "interested persons" of the Fund serve on the Contracts, Audit and Nominating Committees. No officers, directors or employees of the Business Manager or Investment Adviser receive remuneration directly from the Fund.

/3/ No director serves on any other fund boards in the complex and none has any pension or retirement benefits from the Fund.

                          Officers
(with their principal occupations during the past five years)#

* Stephen Hartwell (Age: 84), EXECUTIVE VICE PRESIDENT. Washington Management Corporation, Chairman

* Howard L. Kitzmiller (Age: 68), SENIOR VICE PRESIDENT, SECRETARY/TREASURER AND CHIEF FINANCIAL OFFICER. Washington Management Corporation, Senior Vice President, Secretary, Assistant Treasurer and Director

* Prabha S. Carpenter (Age: 45), SENIOR VICE PRESIDENT. Washington Investment Advisers, Inc., Vice President

* Ralph S. Richard (Age: 80), VICE PRESIDENT. Washington Management Corporation, Vice President, Treasurer and Director

* Lois A. Erhard (Age: 46), VICE PRESIDENT. Washington Management Corporation, Vice President

* Michael W. Stockton (Age: 32), ASSISTANT VICE PRESIDENT, ASSISTANT SECRETARY AND ASSISTANT TREASURER. Washington Management Corporation, Assistant Vice President, Assistant Secretary and Assistant Treasurer

* J. Lanier Frank (Age: 37), ASSISTANT VICE PRESIDENT. Washington Management Corporation, Assistant Vice President


#Positions within the organizations listed may have changed during the period.

* Address is 1101 Vermont Avenue, NW, Washington, DC  20005

Directors of the Fund, acting on behalf of shareholders, direct and coordinate the Fund's overall policy and have retained the services of the Business Manager and Investment Adviser to operate the Fund.

As of April 21, 1999 officers and directors as a group owned beneficially or of record approximately 175,000 shares of the Fund (7%).

                  INVESTMENT ADVISORY AND OTHER SERVICES

As compensation for services rendered to the Fund, the Fund pays the Investment Adviser a fee, computed daily and paid monthly, of .375% per annum on the Fund's net assets up to $100,000,000, decreasing to .35% per annum on the net assets in excess of $100,000,000. The Fund also pays the Business Manager, as compensation for services rendered to the Fund, a fee computed daily and paid monthly, of .375% per annum on the Fund's net assets up to $40,000,000, decreasing to .30% on the next $60,000,000 of net assets and .25% per annum on net assets in excess of $100,000,000. During the fiscal year ended December 31, 1998 the Business Manager received a fee of $237,145 and the Investment Adviser $259,032. During fiscal year ended December 31, 1997, the Business Manager received $190,793 and the Investment Adviser received $201,092. Comparable fees for the fiscal year ended December 31, 1996 were $172,781 and $178,474 respectively.

James H. Lemon, Jr., an interested Director of the Fund, is a controlling shareholder of the Adviser's parent and serves as a Director to the Adviser. Ralph S. Richard is an affiliated person of the Fund and the Adviser. He serves as Vice President to the Fund and is a 5% or greater shareholder of the Adviser's parent.

The Fund pays all expenses not assumed by the Investment Adviser or Business Manager. Expenses paid by the Fund include custodian, stock transfer and dividend disbursing fees and accounting and record keeping expenses; distribution expenses pursuant to a plan under Rule 12b-1 of the Act; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal registration and state fees); legal and audit fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Fund; association dues; and costs of stationery and forms prepared exclusively for the Fund.

Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser determines the securities to be bought, sold or held in the Fund's portfolio, determines the timing and amount of transactions, and places orders with broker-dealers of its choice. The Business Manager provides the facilities and services required to carry on the Fund's general administrative and corporate affairs. Such services include providing executive personnel, clerical staff, office space and equipment, arranging for and supervising all shareholder services and federal and state regulatory compliance.

The Investment Advisory and Business Management Agreements are subject to annual approval by (i)the Board of Directors of the Fund or (ii)vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory and the Business Management Agreements were last approved by shareholders at the annual meeting on April 29, 1991. The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting held on March 8, 1999, voted to extend the Investment Advisory and Business Management Agreements for one year beginning May 1, 1999 until April 30, 2000. The Investment Advisory and Business Management Agreements are each terminable without penalty on not less than 60 days' notice by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares. Each will terminate automatically in the event of its assignment.

The Chase Manhattan Bank (the "Custodian"), One Chase Manhattan Plaza, New York, NY 10081, serves as the Fund's custodian. As Custodian, it maintains custody of Fund assets, settles portfolio purchases and sales, collects portfolio income, maintains general ledger and capital stock accounts and investment ledgers, prepares daily trial balances and calculates net asset values. DST Systems, Inc. (the "Transfer Agent"), located at 210 W. 10th Street, Kansas City, MO 64105 serves as the Fund's transfer agent. The Transfer Agent maintains the Fund's official record of shareholders and, as dividend agent, it is responsible for crediting dividends to shareholders accounts.

Johnson Lambert & Co., independent certified public accountants, located at 7500 Old Georgetown Road, Bethesda, Maryland 20814, has been selected as auditor for the Fund. In such capacity, Johnson Lambert & Co. conducts an annual audit of the Fund, meets with the Fund's Audit Committee and management at least annually, reads filings, such as Form N-SAR and registration statement amendments, prepares tax returns, and reads the Fund's annual and semi-annual reports.

The Washington Management Corporation Foundation, a charitable foundation established by the Business Manager, located at 1101 Vermont Avenue, N.W., makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors and officers of the fund, as well as all employees of the Business Manager and its afffiliates, may particpate in a gift matching program sponsored by the Foundation.

Distribution Plan and Distributor

The Fund has adopted a Distribution Plan (the "Plan") under which the Fund will pay to the Distributor a monthly fee at a maximum annual rate of .25 of 1% of the Fund's net assets. Payments under the Plan will be made to the Distributor to finance activity which is primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.

The Fund's Distributor is Vista Funds Distributors, Inc. ("VFD"). VFD is a wholly owned subsidiary of The BISYS Group, Inc.

VFD may provide promotional incentives to broker-dealers who meet specified sales targets for one or more of the Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings.

VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other Chase Vista Funds during a specified period of time. Such compensation does not represent additional expense to the Fund or its shareholders, since it will be paid by VFD or other sources available to it.

The Plan, together with a distribution agreement with the Distributor, was approved by the Directors including a majority of the Directors who are not "interested persons", as defined in the Act, who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement ("Plan Directors"). While the Plan is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of Plan Directors. The Plan was approved by shareholders at the annual meeting on August 28, 1986. Renewal of the Plan must be considered by the Board of Directors annually after their review of information and consideration of all pertinent factors with respect to the Plan at a meeting called for that purpose. In considering whether to continue the Plan and any agreement related to it, the Directors have a duty to request and evaluate, and the Distributor has a duty to furnish, such information as the Directors deem reasonably necessary for them to reach an informed determination. Each year that the Plan remains in effect the Directors will be furnished and will review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which expenditures were made.

All material amendments to the Plan must be approved by a vote of the Directors, including a majority of the Plan Directors, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. The Plan may be terminated without penalty at any time by a vote of a majority of the Plan Directors or a majority of the outstanding shares of the Fund. Any agreement under the Plan may be terminated upon 60 days' written notice and will terminate automatically in the event of its assignment.

The total amount paid to the Distributor under the Plan for the fiscal year ended December 31, 1998 was $171,797. Only actual expenses of the Distributor, categories of which have been pre-approved, can be reimbursed up to the limit of .25% of average net assets annually under the Plan. Those amounts were expended as follows and such expenditures were reviewed quarterly by the Fund's Board of Directors:

  Service Fees to Dealers   $109,071
  Printing and mailing of prospectuses
  other than to existing shareholders  $ 7,156
  Advertising    $47,770
  Distributor's Selling and
  Servicing Expenses   $ 7,800

All officers of the Fund and two of its Directors, who are "interested persons" of the Fund, are officers or directors of Washington Management Corporation or Washington Investment Advisers, Inc., wholly-owned subsidiaries of JLG. Johnston, Lemon, also a subsidiary of JLG, participates in receiving dealer service fee payments from the Plan. Some of the Fund's officers and two Directors who are "interested persons" of the Fund are also registered representatives with Johnston, Lemon and, as such, to the extent they have sold shares of the Fund, receive a portion of the service fee payments in the same manner as all other Johnston, Lemon registered representatives. During the fiscal year ended December 31, 1998 Johnston, Lemon received $80,796 in commissions from sales and $53,823 in dealer service fees from VFD in accordance with the terms of VFD's Selling Group Agreement.

               EXECUTION OF PORTFOLIO TRANSACTIONS
                     AND BROKERAGE ALLOCATION

Orders for the Fund's portfolio securities transactions are placed by the Investment Adviser. The objective of the Fund is to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer. In transactions executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions are available elsewhere.

Subject to the requirement of seeking the best available prices and executions, the Investment Adviser, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, may give preference to broker-dealers which have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Fund if, in its judgment, the Fund will obtain prices and executions comparable with those available from other qualified firms. The Investment Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Investment Adviser.

The Directors of the Fund have adopted a policy which permits the Investment Adviser, subject to the objective of obtaining the best price and execution, to consider a broker-dealer's sale of Fund shares as a factor in selecting from among broker-dealers qualified to offer comparable prices and execution of portfolio transactions. This policy does not imply a commitment by the Fund to execute portfolio transactions through all broker-dealers which sell shares of the Fund. The Investment Adviser will periodically report to the Directors to enable them to assure themselves that the best execution objective continues to be paramount in selection of executing broker-dealers.

The Fund's Board of Directors has determined that the Fund may effect portfolio transactions through Johnston, Lemon (i) if, in the Investment Adviser's judgment, the use of Johnston, Lemon is likely to result in prices and executions at least as favorable as those of other qualified broker-dealers,
(ii) if, in the transaction, the commission, fee or other remuneration to be received by Johnston, Lemon is consistent with those charged by Johnston, Lemon to comparable unaffiliated customers in similar transactions and (iii) if such commission, fee or other remuneration is reasonable and fair compared to the commission, fee or other remuneration received by other broker-dealers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons" of the Fund, have adopted procedures which are reasonably designed to provide that any commission, fee or other remuneration received by Johnston, Lemon is consistent with these standards. Johnston, Lemon will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Fund will in no event effect principal transactions with Johnston, Lemon, even in securities in which Johnston, Lemon makes a market.

The Fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Nevertheless, the personnel of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical or other services. The Fund does not authorize the payment of commissions to broker-dealers in excess of commissions other qualified broker-dealers would have charged for handling comparable transactions in recognition of their having provided research, statistical, or other related services, or of their having sold Fund shares.

Brokerage commissions paid on portfolio transactions for the fiscal years ended December 31, 1998, 1997, and 1996 amounted to $17,554, $17,314 and $21,010, respectively. Differences in commission amounts reflect essentially differences in aggregate dollar amount of the portfolio transactions. During fiscal years ended December 31, 1998, 1997, and 1996 Johnston, Lemon received no commissions for executing portfolio transactions for the Fund.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Growth Fund of Washington, Inc. (the "Fund") is a diversified, open-end investment company which was incorporated under the laws of the State of Maryland on May 24, 1985. The Fund has one class of shares. All shareholders have one vote per share owned and each Fund share participates equally in dividends and distributions or, upon liquidation or dissolution, in the net assets remaining after satisfaction of outstanding liabilities. At the request of the holders of at least 10% of the shares, the Fund will hold a meeting at which the board or a member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year, except, for example, when the election of the board is required to be acted upon by shareholders under the Act.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them and they meet applicable requirements as listed in the prospectus. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined on the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

An investor can buy Fund shares three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the Chase Vista Service Center or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or any person claiming to be the shareholder or joint account parties, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

The following table shows (a) the sales charge as a percentage of the amount invested, (b) the sales charge as a percentage of the Offering Price, and (c) the Dealer concession as a percentage of the Offering Price.

Dollar Amount                          (a)            (b)            (c)
of Purchase                            Percentage     Percentage     Percentage
                                       of Amount      of Offering    of Offering
                                       Invested       Price          Price

Less than $100,000                     6.10%          5.75%          5.00%

$100,000 but less than $250,000        3.90%          3.75%          3.25%

$250,000 but less than $500,000        2.56%          2.50%          2.25%

$500,000 but less than $1,000,000      2.04%          2.00%          1.75%

$1,000,000 but less than $2,500,000    0.00%          0.00%          1.00%

$2,500,000 but less than $10,000,000   0.00%          0.00%          0.75%

$10,000,000 but less than $50,000,000   0.00%          0.00%          0.50%

$50,000,000 or more                    0.00%          0.00%          0.20%


Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Investors in the Fund may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of shares in the Fund with purchases of Class A shares of any other Chase Vista Fund (or if a fund has only one class, shares of such fund), excluding shares of any Chase Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any redemptions and exclusive of any distributions on such shares automatically reinvested) are less that the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement. Shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other Chase Vista fund excluding any Chase Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter.

An individual who is a member of a qualified group (as hereinafter defined) may also purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Investors may be eligible to buy shares at reduced sales charges. One's investment representative or the Chase Vista Funds Service Center should be consulted for details about Chase Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans.

No initial sales charge will apply to the purchase of a fund's shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

The Fund may sell shares at net asset value without an initial sales charge to the current and retired Directors (and their immediate families), current and retired employees (and their immediate families) of the Business Manager and Adviser, the Fund's distributor, custodian and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees, employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor (or otherwise having an agreement with a broker-dealer or financial institution with respect to sales of Chase Vista Fund shares), financial institutions trust departments investing an aggregate of $1 million or more in the Chase Vista Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Chase Vista Funds.
Investors may incur a fee if they effect transactions through a broker or agent.

The Fund may sell shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.
Shareholders of other Chase Vista Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of theFund at net asset value.

The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.
Reinstatement Privilege. Upon written request, shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value.

Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.
The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please make note that a notary public cannot provide a signature guarantee.

                        DETERMINATION OF NET ASSET VALUE

The Fund's net asset value per share is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m. New York time) on each day, Monday through Friday, on which the NYSE is open for trading. The Fund is not required to determine its net asset value per share on days when changes in the value of its portfolio securities will not affect such value or on days during which no orders to purchase or sell Fund shares are received. Net asset value per share is computed by dividing the value of the Fund's total assets less liabilities by the total number of shares outstanding. The Fund's expenses and fees are accrued daily and taken into account in determining the net asset value.

                                   TAX STATUS

The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code").
Qualification and election to be taxed as a regulated investment company involve no supervision or management by any government agency. To qualify as a regulated investment company the Fund must distribute to shareholders at least 90% of its net investment income, and meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to income tax on that portion of its net investment income and net realized capital gains distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its dividends and distributions will be taxable to shareholders as ordinary income dividends regardless of whether such distributions were derived from the Fund's net long-term capital gains.

The Fund will be subject to a non-deductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on December 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends, to the extent practicable, to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund in December, with a record date in that month, and paid by the Fund by January 31 of the following year. Such distributions will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

Dividends from net investment income and net short-term capital gain distributions are taxable to shareholders as ordinary income. To the extent determined each year, such dividends are eligible for the dividends received deduction available to corporations.

Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received
deduction.  A loss by a   shareholder on the sale of shares of the Fund with
respect to which long-term capital gain distributions have been paid will, to the extent of such long-term capital gain distributions, be treated as long-term capital loss even though such shares have been held by the shareholder for less than one year.

All dividends and distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of such payments.

Distributions and dividends by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, it nevertheless would be taxable to the shareholder as ordinary income or capital gains as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Therefore, those purchasing Fund shares just prior to a distribution will receive a return of capital upon the ensuing distribution which will nevertheless be taxable to them.

Upon redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his cost basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term depending on the shareholder's holding period for the shares.

A gain realized on a redemption will not be affected by exercise of the reinstatement privilege. A loss realized on a redemption, however, will be disallowed to the extent the shares redeemed are replaced pursuant to exercise of the reinstatement privilege. In such case, the basis of the shares acquired pursuant to the exercise of the reinstatement privilege will be adjusted to reflect the disallowed loss.

The Fund is required to report to the Internal Revenue Service all dividends and distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All dividends and proceeds will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the Internal Revenue Service notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such dividends or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions and dividends by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that dividends to them would be subject to withholding of U.S. tax.

                               INVESTMENT RESULTS

From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by CDA/Wiesenberger, Ibbotson Associates, Lipper Analytical Services and Morningstar, Inc. Performance and yield data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

Quotations of total return for the Fund will be expressed in terms of the annual compound rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years, calculated pursuant to the following formula required by the Securities and Exchange Commission: P(1 +
T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
The Fund's average annual compound rates of return for the one, five and ten year periods, ending December 31, 1998 were +16.14%, +18.92% and +14.12% respectively. These figures assume deduction of the maximum sales charge of 5.75% from the investment at the beginning of each period and assume that all dividends and distributions are reinvested at net asset value on the reinvestment date. (Sales charges are reduced under certain circumstances as described in the Prospectus under "Buying Fund Shares", but these reductions are not reflected in the quoted return figures above.) The average annual compound rates of return for the same periods without assuming deduction of a sales charge would be +23.22%, +20.34% and +14.80%, respectively.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses, so that total return should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating performance should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The Fund's results also should be considered relative to the risks associated with its investment objective and policies.

                                   YEAR 2000

The Fund and its shareholders depend on the proper functioning of computer systems maintained by key service providers, including the investment adviser, administrator, transfer agent and custodian. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The Fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Fund's investments may be impacted by the Year 2000 problem. For example, the markets for securities in which the Fund invests could experience settlement problems and liquidity issues. Corporate and government data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

                              FINANCIAL STATEMENTS

The Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, and Report of Independent Accountants contained in the Annual Report dated December 31, 1998 and on file with the Securities and Exchange Commission are hereby incorporated by reference into this statement of additional information.

                                     PART C
                               OTHER INFORMATION

Item 23. Exhibits
       a.  On file (see SEC files nos. 811-4309 and 2-97999)
       b.  On file (see SEC files nos. 811-4309 and 2-97999)
       c.  None
       d.  On file (see SEC files nos. 811-4309 and 2-97999)
       e.  On file (see SEC files nos. 811-4309 and 2-97999)
       f.  On file (see SEC files nos. 811-4309 and 2-97999)
       g.  On file (see SEC files nos. 811-4309 and 2-97999)
       h.  On file (see SEC files nos. 811-4309 and 2-97999)
       i.  Consent of Counsel
       j.  Consent of Independent Accountants
       k.  None.
       l.  On file (see SEC files nos. 811-4309 and 2-97999)
       m.  On file (see SEC files nos. 811-4309 and 2-97999)
       n.  Financial Data Schedule
       o.  None

Item 24. Persons Controlled by or under Common Control With Registrant.
            None

Item 25.  Indemnification.
  Article VI, paragraph (3) of the Registrant's Articles of Incorporation provides as follows:
  (3) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the general laws of the State of Maryland, subject to the requirements of the 1940 Act.
  Article XII of Registrant's By-Laws provides as follows:

                                  ARTICLE XII
 Indemnification of Directors, Officers, and Employees
  The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, is or was a director, officer, or employee of the Corporation or serves or served any other enterprise as a director, officer, or employee at the request of the Corporation, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
  Section 2-418 of the Maryland General Corporation Law provides as follows:
<UNDEF> 2-418. Indemnification of directors, officers, employees and agents.
(a) Definitions. -- In this section the following words have the meanings indicated.
  (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.
  (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.
  (3) "Expenses" include attorney's fees.
  (4) "Official capacity" means the following:
   (i) When used with respect to a director, the officer or a director in the corporation; and
   (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.
   (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, other enterprise, or employee benefit plan.
  (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
  (6) "Proceeding" means any threatened pending or contemplated action, suit or proceeding, whether civil, criminal, administrative, or investigative.
(b) Permitted indemnification of director.
  (1) A Corporation may indemnify any director made a party to any proceeding by reason of service in that capacity if the director:
   (i) Acted in good faith;
   (ii) Reasonably believed:
    1. In the case of conduct in the director's official capacity with the corporation, that the conduct was in the best interests of the corporation; and
    2. In all other cases, that the conduct was at least not opposed to the best interests of the corporation; and
   (iii) In the case of any criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.
 (2)(i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.
     (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.
 (3) The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of conduct set forth in this subsection.
(c) No indemnification of director liable for improper personal benefit. -- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.
(d) Required indemnification against expenses incurred in successful defense. -- Unless limited by the charter:
 (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.
 (2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:
  (i) If it determines a director is entitled to reimbursement under paragraph
(1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or
  (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.
 (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.
(e) Determination that indemnification is proper.
 (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.
 (2) Such determination shall be made:
  (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;
  (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or
   (iii) By the stockholders.
 (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.
 (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.
(f) Payment of expenses in advance of final disposition of action.
 (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, after a determination that the facts then known to those making the determination would not preclude indemnification under this section, upon receipt by the corporation of:
  (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and
  (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.
 (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.
 (3) Determinations and authorizations of payments under this subsection shall be in the manner specified in subsection (e) of this section.
(g) Validity of indemnification provision. -- A provision for the corporation to indemnify a director who is made a party to a proceeding, whether contained in the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, except as contemplated by subsection (k) of this section, is not valid unless consistent with this section or, to the extent that indemnity under this section is limited by the charter, consistent with the charter.
(h) Reimbursement of director's expenses incurred while appearing as witness. -- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
(i) Director's service to employee benefit plan. -- For purposes of this section:
 (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;
 (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and
 (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.
(j) Officer, employee or agent. -- Unless limited by the charter:
 (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);
 (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and
 (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.
(k) Insurance. -- A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.
(l) Report of indemnification to stockholders. -- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting. (1981, ch. 737.)
 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
 Reference is also made to the Distribution Agreement and Underwriting Agreement previously filed with the Commission.
Item 26. Business and Other Connections of Investment Adviser
 For information concerning Washington Investment Advisers, Inc., see "Management of the Fund" in Part B of the Prospectus. Set forth below is a list of each officer and director of Washington Investment Advisers, Inc. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January, 1996 for his own account or in the capacity of director, trustee, officer, partner or employee. All addresses are Washington Investment Advisers, Inc., 1101 Vermont Avenue, N.W., Washington, D.C. 20005.

Name                 Position with Washington Investment Advisers, Inc.   Principal Occupation or Other Employment of a Substantial
Nature During Past Two Years

Prabha S. Carpenter   Vice President and Portfolio Manager   Senior Vice President, The Growth
                                              Fund of Washington, Inc.

Stephen Hartwell     President and Director   Chairman of the Board, Washington Management Corporation

Howard L. Kitzmiller   Secretary and Treasurer   Senior Vice President, Secretary, Assistant Treasurer, and Director, Washington
Management Corporation

James H. Lemon, Jr.   Director                 Chairman and Chief Executive Officer of The Johnston-Lemon Group, Incorporated

Harry J. Lister      Chairman of the Board    President and Director, Washington Management Corporation

Michael W. Stockton   Asst. Vice President, Assistant Secretary and Assistant Treasurer   Assistant Vice President, Assistant
                                              Secretary and Assistant Treasurer,
                                              Washington Management Corporation


____________
* For information with respect to other substantial business, profession, vocation or employment of the above directors and officers, see "Management of the Fund" in Part B of the Prospectus which is incorporated herein by reference.
ITEM 27. Principal Underwriters
  (a) Vista Fund Distributors, Inc., formerly called Vista Broker-Dealer Services, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the underwriter for the Registrant.
  (b) The following are the Directors and officers of Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc..

       Name                     Position and Offices  with   Position and Offices with
                                Distributor               the Registrant

*      Lynn J. Mangum           Chairman                  None

       Richard Baxt             President                 None
       12 E. 46th Street, 8th Fl.
       New York, NY 10017

       Lee W. Shultheis         Senior Vice President     None
       One Chase Manhattan
       Plaza, 3rd Floor
       New York, NY 10081

*      Dennis Sheehan           Director                  None

#      Michael Burns            Vice President            None

#      David Blackmore          Vice President            None

#      Stephen Ludwig           Compliance Officer        None

*      Kevin Dell               Secretary                 None

#      Robert L. Tuch           Asst. Secretary           None

#      William J. Tomko         Senior Vice President     None


* Address is 150 Clove Street, Little Falls, NJ 07424
# Address is 3435 Stelzer Road, Columbus, OH 43219
  (c) None
ITEM 28. Location of Accounts and Records
  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

 Name                                             Address

Vista Fund Distributors, Inc., a wholly-owned subsidiary of  The BISYS Group, Inc.   3435 Stelzer Road
                                                  Columbus, OH 43219

DST Systems, Inc. (transfer agent)                210 W. 10th Street
                                                  Kansas City, MO  64105

The Chase Manhattan Bank (custodian)              One Chase Manhattan Plaza
                                                  New York, NY  10081

Washington Management Corporation (business manager)   1101 Vermont Ave., NW
                                                  Washington, DC  20005

Washington Investment Advisers, Inc. (investment adviser)   1101 Vermont Ave., NW
                                                  Washington, DC  20005


ITEM 29. Management Services
  Not applicable
ITEM 30. Undertakings
  Not applicable

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia, on the 28th day of April, 1999.

     THE GROWTH FUND OF WASHINGTON, INC.

     By /S/ Harry J. Lister
            President

Counsel represents the amendment does not contain disclosures that would make it ineligible for effectiveness under the provisions of Rule 485(b).

     By /S/ Howard L. Kitzmiller, Esquire

 Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 28, 1999 by the following persons in the capacities indicated.

 SIGNATURE      TITLE
(1) Principal Executive Officer:
    /S/Harry J. Lister     President
(2) Principal Financial Officer and
    Principal Accounting Officer:
    /S/Howard L. Kitzmiller    Senior Vice President,
    Secretary, Treasurer and  Chief Financial Officer

(3) Directors
    James H. Lemon*     Chairman of the Board
    Cyrus A. Ansary*    Director
    /S/Harry J. Lister  Director
    T. Eugene Smith*     Director
    Leonard P. Steuart II*    Director
    Margita E. White*     Director

* /S/By Howard L. Kitzmiller, Attorney-in-fact